IN ACCORDANCE WITH RULE 202 OF REGULATION S-T,
                THESE COMPUTATIONAL MATERIALS ARE BEING FILED
            IN PAPER PURSUANT TO A CONTINUING HARDSHIP EXEMPTION;
              AND IN ACCORDANCE WITH RULE 311 OF REGULATION S-T,
           THESE COMPUTATIONAL MATERIALS ARE BEING FILED IN PAPER.




                                  EXHIBIT 99


                           COMPUTATIONAL MATERIALS
        PREPARED BY MERRIL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


                                     for


                        MLCC MORTGAGE INVESTORS, INC.

                  ML Revolving Home Equity Loan Asset Backed
                         Certificates, Series 1997-1